UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2025
Chain Bridge Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-42302

Delaware	20-4957796
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1445-A Laughlin Avenue, McLean, VA	22101
(Address of principal executive offices)	(Zip Code)
(703)-748-2005
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On December 31, 2025, the Board of Directors of the Company and the Board of Directors of the Bank each appointed William C. Leavitt as a director effective January 1, 2026, to fill the vacancy created by Paul W. Leavitt's previously announced retirement on December 31, 2025. Mr. Leavitt will serve as director until the Company’s 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. The Company Board and Bank Board will determine Mr. Leavitt's committee assignments at a subsequent meeting.

Background and Experience

William C. Leavitt, age 41, currently serves as General Counsel and Chief Human Resources Officer of J.J. Taylor Companies, Inc., a privately-held holding company where he oversees the company’s legal, corporate governance, compliance, and human resources functions.

Previously Mr. Leavitt served as General Counsel of Renuity, LLC, where he directed legal and corporate affairs and served as Corporate Secretary to its board. Earlier in his career, he practiced law in the Capital Markets and Banking Group at Skadden, Arps, Slate, Meagher & Flom LLP in New York and completed a secondment at Bank of America's Global Banking & Markets Division.

Mr. Leavitt holds a J.D. from Columbia Law School, an LL.M. in International Financial Law from King’s College London, and an M.B.A. from the Wharton School of the University of Pennsylvania. He is licensed to practice law in New York and Texas.

Arrangements and Related Party Transactions

There are no arrangements or understandings between Mr. William C, Leavitt and any other person pursuant to which he was selected as a director.

Mr. Leavitt is the son of Paul W. Leavitt, the retiring director. Mr. Leavitt will participate in the Company's standard non-employee director compensation program as described under “Director and Named Executive Officer Compensation—Director Compensation” in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on April 29, 2025, and will receive the same compensation as the other non-employee directors of the Company and the Bank, prorated for the period from his election to the Company Board and the Bank Board to the date of the Company’s 2026 Annual Meeting of Stockholder’s. There are otherwise no transactions between Mr. Leavitt and the Company or the Bank that are required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAIN BRIDGE BANCORP, INC.
(Registrant)

Date: December 31, 2025	By:	/s/ John J. Brough
		Name: Title:	John J. Brough Chief Executive Officer and Director